Supplement Dated September 10, 2002
                       to the Prospectus Dated May 1, 2002
                        Premier Planner Variable Annuity



The following is inserted as the last line on page 1:

                   The date of this prospectus is May 1, 2002


In the section entitled "Questions and Answers About Your Contract", the following is inserted after the first paragraph of question 5 on page 13:

You may allocate Purchase Payments to the Subaccount(s) and the Fixed Account(s). Loan payments may not be allocated to the Fixed Account(s). You may not transfer amounts into the DCA Fixed Account. The minimum amount that may be transferred into any one of the Guaranteed Maturity Fixed Account Options is $500.


In the section entitled "Automatic Dollar Cost Averaging Program" on page 19, the last sentence of the section is deleted and replaced with the following.

For each purchase payment allocated to this Option, your first monthly transfer will occur 25 days after such purchase payment. If we do not receive an allocation from you within 25 days of the purchase payment, we will transfer the payment plus associated interest to the Money Market Variable Subaccount in equal monthly installments.


In the section entitled "The Fixed Account" on page 22, the following sentence is added after the first sentence in the paragraph entitled "General":

Loan Payments may not be allocated to the Fixed Account(s).


The following sentence is added to the end of the 4th paragraph from the bottom of page 30:

We will charge a Withdrawal Charge and apply a Market Value Adjustment, if applicable, on a distribution to repay the loan in full, in the event of loan default.


The following sentences are added to the end of the second full paragraph on page 31:

Generally, loan payments are allocated to the Subaccount(s) in the proportion that you have selected for Purchase Payments. Allocations of loan payments are not permitted to the Fixed Accounts (Guaranteed Maturity Fixed Account and Dollar Cost Averaging Fixed Account Option). If your Purchase Payment allocation includes any of the Fixed Accounts, the percentages allocated to the Fixed Accounts will be allocated instead to the PIMCO Money Market Subaccount.